EXHIBIT 10.51

                              Note to Exhibit 10.51



         The following Trust Agreement is substantially identical in all material respects to three additional Trust Agreements except as follows:


Owner Participant                                       Date                                    Aircraft (Tail No.)
-----------------                                       ----
NCC Charlie Company*                                    September 10, 1998*                     N575ML*
NCC Charlie Company                                     September 10, 1998                      N576ML
General Electric Capital Corporation                    November 10, 1998                       N577ML
General Electric Capital Corporation                    November 10, 1998                       N578ML




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*   Filed document